DRIEHAUS MUTUAL FUNDS
Supplement dated October 17, 2005 to
Prospectus dated May 1, 2005

The paragraph on page 19 titled “Net Asset Value” under the section “Shareholder Information” is deleted and replaced with the following:
Net Asset Value
Each Fund’s net asset value is determined as of the close of the New York Stock Exchange (“NYSE”) (normally 3:00 p.m., Central time) on each day the NYSE is open for trading. Purchases and redemptions are made at a Fund’s net asset value per share next calculated after receipt of your purchase order and payment in good form. Net asset value per share is determined by dividing the difference between the values of a Fund’s assets and liabilities by the number of its shares outstanding. The Funds’ holdings are typically valued using readily available market quotations provided by a pricing service. Securities may be valued using methods approved by the Board of Trustees if they cannot be priced through a readily available market quotation provided by a pricing service and no broker-dealer quotations are available, or an event occurs that affects the value of a portfolio security between the time its price is determined in its local market or exchange and the close of the NYSE where the event would materially affect net asset value. The Funds use an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the United States market movement exceeds a certain threshold. This pricing service uses correlations between the movement of prices of foreign equity securities and indexes of United States traded securities and other indicators, such as closing prices of American Depository Receipts and futures contracts, to determine the fair value of relevant foreign equity securities. In such cases, a Fund’s value for a security is likely to be different from the last quoted market price. In addition, due to the subjective and variable nature of fair value pricing, it is possible that the value determined for a particular security may be materially different from the value realized upon the security’s sale. Because foreign securities markets may operate on days that are not business days in the United States, the value of a Fund’s holdings may change on days when you will not be able to purchase or redeem the Funds’ shares.
The sub-section beginning on page 20 titled “Purchases through Financial Institutions” under the section “How to Purchase Shares” is deleted and replaced with the following:
3)	Purchases Through Financial Institutions. Investors may purchase (or redeem) shares through investment dealers or other financial institutions. The institutions may charge for their services or place limitations on the extent to which investors may use the services offered by the Funds. There are no charges or limitations imposed by the Funds, other than those described in this prospectus, if shares are purchased (or redeemed) directly from the Funds or DSC. However, unless waived, the Funds will deduct 2.00% from the redemption amount if you sell your shares within 60 days after purchase.

Financial institutions that enter into a sales agreement with DSC or the Trust (“Intermediaries”) may accept purchase and redemption orders on behalf of the Funds. If communicated in accordance with the terms of the sales agreement, a purchase or redemption order will be deemed to have been received by the Funds when the Intermediary accepts the order. In certain instances, an Intermediary (including Charles Schwab & Co., Inc.) may designate other third-party financial institutions (“Sub-Designees”) to receive orders from their customers on the Funds’ behalf. The Intermediary is liable to the Funds for its compliance with the terms of the sales agreement and the compliance of each Sub-Designee. All orders will be priced at the Fund’s net asset value next computed after they are accepted by the Intermediary or Sub-Designee, provided that such orders are communicated in accordance with the terms of the applicable sales agreement.
Certain Intermediaries may enter purchase orders on behalf of their customers by telephone, with payments to follow within several days as specified in their agreement. Such purchase orders will be effected at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Intermediary to place the order on a timely basis. If payment is not received within the time specified in the agreement, the Intermediary could be held liable for any fees or losses resulting from the cancellation of the order.
The Adviser or DSC may make payments out of their own resources to Intermediaries for providing shareholder servicing or distribution activities. No payments are made by the Funds to Intermediaries for distribution or promotion of the Funds.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
For more information, please call the Driehaus Mutual Funds at (800) 560-6111.

DRIEHAUS MUTUAL FUNDS
Supplement dated October 17, 2005 to
Statement of Additional Information dated May 1, 2005

The section beginning on page 15 titled “Net Asset Value” is deleted and replaced with the following:
NET ASSET VALUE
The net asset value per share of a Fund is calculated by dividing (i) the value of the securities held by the Fund (i.e., the value of its investments), plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of outstanding shares of the Fund. Investment securities, including ADRs, EDRs and GDRs, that are traded on a stock exchange are valued at the last sale price as of the regular close of business on the NYSE (normally 3:00 p.m. Central time) on the day the securities are being valued, or lacking any sales, at either (i) the last bid prices or (ii) the mean between the closing bid and asked prices. Securities traded on Nasdaq will be valued at the Nasdaq official closing price. Other over-the-counter securities are valued at the mean between the closing bid and asked prices. Net asset value will not be determined on days when the NYSE is closed, unless, in the judgment of the Board, the net asset value of a Fund should be determined on any such day, in which case the determination will be made at 3:00 p.m. Central time.
In the event that the NYSE or the relevant national securities exchange adopts different trading hours on a temporary basis, a Fund’s net asset value will be computed at the close of the exchange.
Trading in securities on most foreign securities exchanges and over-the-counter markets is normally completed well before the close of the NYSE except securities trading primarily on Central and South American exchanges. Such securities are valued at the last sale price as of the regular close of the relevant exchange. For securities that trade primarily on an exchange that closes after the NYSE, the price of the security will be determined at 3:00 p.m. Central time. In addition, foreign securities trading may not take place on all business days and may occur in various foreign markets on days which are not business days in domestic markets and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Adviser, by or under the direction of the Board’s Pricing Committee, deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 3:00 p.m. Central time or at such other rates as the Adviser may determine to be appropriate in computing net asset value.
Securities and assets for which market quotations are not readily available are valued at fair value determined by the Adviser’s Pricing Committee pursuant to methodologies established in good faith by the Board. If the Adviser’s Pricing Committee determines that the foregoing methods do not accurately reflect current market value, securities and assets are valued at fair value as determined in good faith by or under the direction of the Board or its Pricing Committee. The Funds use an independent pricing service to provide fair value estimates for relevant foreign equity securities on days when the United States market movement exceeds a certain threshold. This pricing service uses correlations between the movement of prices of foreign equity securities and indexes of United States traded securities and other indicators, such as closing prices of American Depository Receipts and futures contracts, to determine the fair value of relevant foreign equity securities. Such valuations and procedures will be reviewed periodically by the Board.
The Funds use pricing services approved by the Board. Unless priced in accordance with the provisions of the prior paragraph, prices of equity securities provided by such services represent the last sale price on the exchange where the security is primarily traded. Exchange rates of currencies provided by such services are sourced, where possible, from multi-contributor quotations. Normally, the rate will be based upon commercial interbank bid and offer quotes. Representative rates are selected for each currency based upon the latest quotation taken from contributors at short intervals prior to pricing. Prices of bonds by such services represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations.
Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, as discussed below. Debt securities with maturities of 60 days or less are valued (i) at amortized cost if their term to maturity from date of purchase is less than 60 days, or (ii) by amortizing, from the 61st day prior to maturity, their value on the 61st day prior to maturity if their term to maturity from date of purchase by a Fund is more than 60 days, unless this is determined by the Board not to represent fair value. Repurchase agreements are valued at cost plus accrued interest.
U.S. government securities are traded in the over-the-counter market and are valued at the mean between the last available bid and asked prices, except that securities with a demand feature exercisable within one to seven days are valued at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.
Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 3:00 p.m. Central time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 3:00 p.m. Central time.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
For more information, please call the Driehaus Mutual Funds at (800) 560-6111.